CASTLE BRANDS RECEIVES NOTICE FROM THE NYSE AMEX
RELATING TO FAILURE TO CONDUCT ANNUAL SHAREHOLDER MEETING DURING FISCAL 2011
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NEW YORK — Castle Brands Inc. (NYSE Amex: ROX), a developer and international marketer of premium beverage alcohol brands, today disclosed receipt of a notice from the NYSE Amex, LLC (“NYSE Amex” or “Exchange”), dated July 5, 2011. The notice states that Castle Brands is not in compliance with Section 704 of the NYSE Amex Company Guide (“Company Guide”) in that it failed to hold an annual shareholder meeting within one year after the Company’s fiscal year ended March 31, 2010.

Castle Brands has submitted a plan of compliance to the NYSE Amex advising the Exchange of actions the Company intends to take to regain compliance with Section 704 of the Company Guide prior to the January 5, 2012 deadline set by the NYSE Amex. The plan states that Castle Brands expects to hold a meeting of its shareholders in September 2011, thereby bringing the Company into compliance with Section 704.

The Company’s trading symbol will continue to be “ROX”, however, the extension .BC will be appended on the Consolidated Tape Association’s Consolidated Tape System and Consolidated Quote System until the Company regains compliance with the Exchange’s requirements.

About Castle Brands Inc.
Castle Brands is a developer and international marketer of premium beverage alcohol brands including: Gosling’s Rum®, Jefferson’s®, Jefferson’s Presidential SelectTM and Jefferson’s Reserve® Bourbon, Boru® Vodka, Pallini® Limoncello, Raspicello and Peachcello, Knappogue Castle Whiskey®, Clontarf® Irish Whiskey, Betts & SchollTM wines, cc: winesTM, Celtic Crossing® Liqueur, Brady’s® Irish Cream, A. De Fussigny® cognacs, Travis Hasse’s Original®Liqueurs and TierrasTM tequila. Additional information concerning the Company is available on the Company’s website, www.castlebrandsinc.com.

Forward Looking Statements
This press release includes statements of our expectations, intentions, plans and beliefs that constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements, which involve risks and uncertainties, related to our annual shareholders meeting and compliance with NYSE Amex listing requirements. You can identify these and other forward-looking statements by the use of such words as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “thinks,” “estimates,” “seeks,” “expects,” “predicts,” “could,” “projects,” “potential” and other similar terms and phrases, including references to assumptions. These forward looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties, risks and factors, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed or implied by these forward looking statements. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including whether the Company will hold an annual meeting for 2010 and 2011 prior to January 5, 2012 and whether the Company’s Plan of Compliance will be accepted by the Exchange. More information about these and other factors are described under the caption “Risk Factors” in Castle Brands’ Annual Report on Form 10-K for the year ended March 31, 2011, filed with the Securities and Exchange Commission.

When considering these forward looking statements, you should keep in mind the cautionary statements in this press release and the documents incorporated by reference. New risks and uncertainties arise from time to time, and we cannot predict those events or how they may affect us. We assume no obligation to update any forward looking statements after the date of this press release as a result of new information, future events or developments, except as required by the federal securities laws.

INVESTOR CONTACTS:
Todd Fromer / Garth Russell
KCSA Strategic Communications
(212) 896-1215 / (212) 896-1250
tfromer@kcsa.com / grussell@kcsa.com
www.kcsa.com

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